SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

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Filed by a Party other than the Registrant [   ]

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Siboney Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person Filing Proxy Statement if other than the Registrant)

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SIBONEY CORPORATION
325 N. Kirkwood Road, Suite 300
P.O. Box 221029
St. Louis, Missouri 63122
____________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 12, 2004

        NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of SIBONEY CORPORATION will be held at the Frontenac Hilton Hotel, 1335 S. Lindbergh Blvd., St. Louis, Missouri 63131 on Wednesday, May 12, 2004, at 11:00 a.m., for the following purposes:

1.	To elect a board of six directors;

2.	To approve an amendment of the Siboney Corporation 1997 Incentive Stock Option Plan, as amended, to increase the number of shares available for grants; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

        Stockholders of record at the close of business on March 22, 2004 will be entitled to vote at the meeting. A copy of the Company’s 2003 Annual Report to Stockholders and the Proxy Statement for the meeting accompany this notice.

        Whether or not you intend to be present at the meeting, please mark, sign, date and return the enclosed proxy card so that your shares may be represented and voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS Rebecca M. Braddock, Secretary

      Saint Louis, Missouri
      April 7, 2004

PROXY STATEMENT

SOLICITATION OF PROXIES

        The enclosed proxy is solicited by the Board of Directors of SIBONEY CORPORATION (the “Company”) for use at the annual meeting of the Company’s stockholders to be held at the Frontenac Hilton Hotel, 1335 S. Lindbergh Blvd., St. Louis, Missouri 63131 on May 12, 2004, at 11:00 a.m., and at any adjournment thereof. Whether or not you expect to attend the meeting in person, please return your marked and executed proxy so that your shares will be voted in accordance with your wishes. The first mailing of proxies to stockholders will occur on or about April 7, 2004.

REVOCABILITY OF PROXY

        If, after sending in your proxy, you desire to revoke your proxy for any reason, you may do so by attending the meeting and casting a contrary vote or by notifying the Secretary of the Company in writing of such revocation at any time prior to the voting of the proxy. Merely attending the meeting will not revoke a proxy.

RECORD DATE

        Stockholders of record at the close of business on March 22, 2004 will be entitled to vote at the meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

        On March 22, 2004, there were 17,591,079 shares of common stock, par value $0.10 per share (“Common Stock”), outstanding and entitled to vote. Each share is entitled to one vote. A majority of the outstanding shares present in person or by proxy will constitute a quorum at the meeting. Under applicable law, the vote required for the election of directors is a plurality of all votes cast at a meeting at which a quorum is present. Indications on a proxy to withhold a vote for all nominees for election as director and broker non-votes have no effect on the results of the vote for the election of directors. Pursuant to the Company’s Amended and Restated Articles of Incorporation, the vote required for the approval of the amendment of the Siboney Corporation 1997 Incentive Stock Option Plan is a majority of the issued and outstanding Common Stock. Abstentions from voting and broker non-votes on such proposals will operate as a vote against the proposals.

        As of March 22, 2004, the following persons were the only persons known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock:

Name and Address	Amount and Nature of Beneficial Ownership		Percent of Class
Timothy J. Tegeler	2,801,631	(1)	15.84%
325 N. Kirkwood Road, Suite 300
St. Louis, Missouri 63122

U.S. Bancorp (2)	1,248,000		7.10%
800 Nicollet Mall
Minneapolis, Minnesota 55402-7020

______________________________________
(footnotes on following page)

(1)	Includes 1,248,000 shares (7.10%) held by the Jerome F. Tegeler Trust, of which Mr. Tegeler is a trustee together with U.S. Bank National Association, 477,500 shares (2.71%) held by the Tegeler Foundation, of which Mr. Tegeler is a trustee, and 10,000 shares owned by members of Mr. Tegeler’s family. Also includes 100,000 shares which are subject to purchase upon exercise of options which are currently exercisable or exercisable within 60 days of March 22, 2004.

(2)	U.S. Bank National Association, a subsidiary of U.S. Bancorp, serves as a trustee, along with Mr. Tegeler, of the Jerome F. Tegeler Trust. U.S. Bancorp and U.S. Bancorp Asset Management, Inc. each has shared voting and dispositive power with respect to 1,248,000 shares held by the trust.

ACTION TO BE TAKEN UNDER PROXY

        Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy will vote the shares subject to that proxy:

(1)	FOR the election of the six persons named herein as nominees for directors of the Company to hold office for one year or until their successors have been duly elected and qualify;

(2)	FOR the amendment of the Siboney Corporation 1997 Incentive Stock Option Plan, as amended, as described below; and

(3)	according to their judgment as to the best interests of the Company on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

        Should any nominee named herein for election as a director become unavailable for any reason, the persons named in the proxy will vote for the election of such other person as may be nominated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any listed nominee to be unavailable to stand for election.

PROPOSAL I—ELECTION OF DIRECTORS - INFORMATION CONCERNING NOMINEES

        The following table indicates the names, ages, principal occupations and employment histories of nominees for directors of the Company, the periods during which they have served as directors of the Company, the number of shares and percentage of the Common Stock of the Company beneficially owned by each nominee as of March 22, 2004 and the nature of such ownership, as well as the number of shares and percentage of Common Stock beneficially owned by all directors and officers as a group. Unless otherwise indicated, each individual has held the principal occupation listed for more than the past five years. The table also indicates directorships held by each nominee in companies with a class of securities registered under or subject to the requirements of the Securities Exchange Act of 1934 and companies registered as investment companies under the Investment Company Act of 1940.

Name of Director (Age) and Term as Director	Principal Occupation or Employment	Amount and Nature of Beneficial Ownership(1) (% of Class)

Rebecca M. Braddock (50)	Vice President and Treasurer, Siboney Corporation,	487,000(2)
1985 to Present	since 1987 and Secretary, Siboney Corporation, since 1985.	(2.75%)

William D. Edwards, Jr. (45)	Executive Vice President and Chief Operating Officer,	400,000(2)
2002 to Present	Siboney Corporation and Siboney Learning Group, since	(2.22%)
	May 2003; prior thereto, Chief Operating Officer, G.A. Sullivan Company, an information technology consulting and software development company, since 1996.

Alan G. Johnson (69)	Senior Vice President Strategic Planning and Corporate	700,000(2)
1987 to Present	Growth, K-V Pharmaceutical Company, a specialty	(3.91%)
pharmaceutical company, since October 1999; prior thereto,
Chairman of the Board and Chief Executive Officer,
Johnson Research & Capital Incorporated, an investment
company, since January 1999. Prior thereto, member of
Gallop, Johnson & Neuman, L.C., attorneys at law, from 1976
	through 1998. Director of K-V Pharmaceutical Company.

Ernest R. Marx (53)	President, Siboney Corporation, since May 2001 and	360,000(2)
1996 to Present	President, Siboney Learning Group, Inc., since 1996;	(2.02%)
	Executive Vice President, Siboney Corporation, from 1995 through May 2001.

Lewis B. Shepley (64)	Semi-retired Consultant. President, Johnson Research &	400,000(2)
2001 to Present	Capital Incorporated, an investment company, from June	(2.23%)
	1999 to October 1999; Senior Vice President and Chief Financial Officer, The Reliable Life Insurance Company, from 1983 through 1999.

Timothy J. Tegeler (62)	Chairman of the Board, Siboney Corporation, since 1987	2,801,631(2)(3)
1979 to Present	and Chief Executive Officer, Siboney Corporation, since	(15.84%)
1985. President, Siboney Corporation, from 1985 through
May 2001. Investment executive with Century Securities,
Inc., an investment securities firm, since February 1993.
Mr. Tegeler also is the managing trustee of the Tegeler
	Foundation, St. Louis, Missouri.

All Directors and Officers as a group (6 persons)		5,148,631(2)(3) (26.92%)

______________________________________
(footnotes on following page)

______________________________________

(1)	Except as otherwise indicated, each person has sole voting and investment power with respect to all of the shares listed.

(2)	Includes the following shares subject to options which are currently exercisable or are exercisable within 60 days following March 22, 2004: Ms. Braddock – 125,000; Mr. Edwards – 400,000; Mr. Johnson – 300,000; Mr. Marx – 260,000; Mr. Shepley – 350,000; and Mr. Tegeler – 100,000. All officers and directors as a group (6 persons) own a total of 1,535,000 shares subject to options.

(3)	Includes the shares described in footnote (1) to the table under “Voting Securities and Principal Holders Thereof.”

THE BOARD OF DIRECTORS, COMPENSATION COMMITTEE AND AUDIT COMMITTEE

        The Board of Directors held five meetings during 2003. All of the Company’s directors attended 100% of the meetings held in 2003 of the Board and committees on which they serve. Directors who are not employees of the Company receive $250 per Board meeting attended. In addition, on May 14, 2003, Mr. Johnson and Mr. Shepley were each granted an option to purchase 100,000 shares of Common Stock at an exercise price of $0.20 per share as compensation for their service as directors and on Board Committees. On the date of the grant, all of the shares underlying these options became fully vested and exercisable. These options expire five years after the date of grant. The committees of the Board consist of a Compensation Committee and an Audit Committee.

        It is the Company’s policy to strongly encourage Board members to attend the annual meeting of shareholders. At the 2003 annual meeting, all directors were in attendance.

Compensation Committee

        Lewis B. Shepley, Chairman, Alan G. Johnson and Timothy J. Tegeler are the current members of the Compensation Committee. The Compensation Committee determines the salaries and incentive compensation of the officers of Siboney Corporation and its subsidiaries and provides recommendations for the salaries and incentive compensation of other employees. The Compensation Committee held four meetings in 2003.

Audit Committee

        Alan G. Johnson, Chairman, and Lewis B. Shepley are the current members of the Audit Committee. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company’s auditors, the scope of the annual audit, fees to be paid to the auditors, the performance of the independent auditors and the Company’s accounting practices. Alan G. Johnson serves as the Audit Committee Financial Expert within the meaning of the Securities Exchange Act of 1934 and the regulations issued thereunder. The Board of Directors has determined that each of the members of the Audit Committee is independent within the meaning of the listing standards of the New York Stock Exchange. The Audit Committee operates in accordance with a written charter, which was amended and restated by the Board on March 8, 2004, and a copy of which is attached to this proxy statement as Appendix A. The Audit Committee held six meetings in 2003.

Director Nominations

        The Board of Directors identifies, evaluates and selects potential director nominees and otherwise oversees the director nomination process. The Board has determined that it is appropriate for the entire Board to direct this process instead of establishing a separate standing nominating committee. In making this determination, the Board considered the relative size of the Company and the lack of turnover among members of the Board. As such, the Board has not adopted a separate charter with respect to a nominating committee. Of the six members of the Board, Alan G. Johnson and Lewis B. Shepley have been determined by the Board to be independent within the meaning of the listing standards of the New York Stock Exchange. The nominees for director contained in this proxy statement were approved by the Board.

        The Board will consider nominees recommended by members of the Board and by shareholders. The Board may retain advisors to assist in the identification of director candidates. Any shareholder wishing to nominate a candidate for director at a shareholders’ meeting must submit a proposal as described under “Future Proposals of Security Holders” and furnish certain information about the proposed nominee. The notice submission should include information on the candidate for director, including the proposed candidate’s name, age, business address, residence address, principal occupation or employment for the previous five years, and class or series and number of shares of the Company’s common stock owned beneficially or of record. In considering a potential nominee for the Board, shareholders are asked to note that candidates should evidence: personal characteristics of the highest personal and professional ethics, integrity and values; an inquiring and independent mind and practical wisdom and mature judgment; broad training and experience at the policy-making level in business, government or community organizations; expertise that is useful to the Company and complementary to the background and experience of other Board members; willingness to devote a required amount of time to carrying out the duties and responsibilities of Board membership; commitment to serve on the Board over a period of several years to develop knowledge about the Company, its strategy and its principal operations; and willingness to represent the best interests of all constituencies and objectively appraise management performance; and involvement in activities or interests that do not create a conflict with the director’s responsibilities to the Company. The notice submission should be addressed to: Corporate Secretary, Siboney Corporation, 325 N. Kirkwood Road, Suite 300, P.O. Box 221029, St. Louis, Missouri 63122.

Shareholder Communications

        Shareholders who desire to communicate with members of the Board should send correspondence addressed to: Corporate Secretary, Siboney Corporation, 325 N. Kirkwood Road, Suite 300, P.O. Box 221029, St. Louis, Missouri 63122. All appropriate shareholder correspondence is forwarded by the Secretary to the individual Board member to which the correspondence was addressed. The Company does not, however, forward sales or marketing materials or correspondence not clearly identified as shareholder correspondence.

INFORMATION CONCERNING EXECUTIVE OFFICERS

        The executive officers of the Company are Timothy J. Tegeler, Rebecca M. Braddock, Ernest R. Marx and William D. Edwards, Jr. Mr. Tegeler has served as Chief Executive Officer of the Company since 1985 and as Chairman of the Board since 1987, and was President of the Company from 1985 through May 2001. Ms. Braddock has served as Secretary of the Company since 1985 and as Vice President and Treasurer since 1987. Mr. Marx has served as President of the Company since May 2001, as a Director of Siboney Learning Group, Inc., a wholly owned subsidiary of the Company, since October 1995 and as President of Siboney Learning Group since August 1996. Prior to May 2001, Mr. Marx served as Executive Vice President of the Company since 1995. Mr. Edwards has served as Executive Vice President and Chief Operating Officer of the Company and Siboney Learning Group, Inc. since May 2003, a Director of the Company since December 2002 and as a Director of Siboney Learning Group, Inc. since May 2003.

        Each of the executive officers serves at the discretion of the Board of Directors of the Company.

EXECUTIVE COMPENSATION

        The following table reflects compensation paid or payable for 2003, 2002 and 2001 with respect to the Company’s chief executive officer and its other executive officers whose fiscal 2003 salaries and bonuses combined exceeded $100,000 in each instance.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long Term Compensation

Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options(#)	All Other Compensation ($)(1)

Timothy J. Tegeler	2003	85,470	2,314	0	5,355
Chief Executive Officer	2002	85,470	3,328	0	5,417
	2001	81,400	4,047	50,000	6,195

Ernest R. Marx	2003	230,788	5,979	200,000	5,000
President	2002	223,608	8,290	0	5,000
	2001	203,280	10,038	150,000	6,375

William D. Edwards, Jr. (2)	2003	145,115	1,191	500,000	0
Chief Operating Officer

______________________________________

(1)	Contributions made by the Company in accordance with the Siboney Corporation 401(k) Plan.

(2)	Mr. Edwards’ employment with the Company began in May 2003.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table lists options granted during fiscal 2003 to the persons listed in the Summary Compensation Table.

Individual Grants

	Number of Securities Underlying Options	Percent Of Total Options Granted To Employees In Fiscal Year	Exercise or Base Price	Expiration	Potential Realizable Value At Assumed Annual Rates Of Stock Price Appreciation For Option Term (1)
Name	Granted(#)	(%)	($/Sh)	Date	5%($)	10%($)

Timothy J. Tegeler	0	0	0	N/A	0	0

Ernest R. Marx	200,000	21.45	.255	1/13/08	14,091	31,136

William D. Edwards, Jr.	500,000	53.63	.20	5/13/08	27,629	61,051

_________________

(1)	The indicated five and ten percent rates of appreciation are provided to comply with regulations of the Securities and Exchange Commission and do not necessarily reflect the views of the Company as to the likely trend in the Common Stock price. Actual gains, if any, on stock option exercises and Common Stock holdings will be dependent on, among other things, the future performance of the Common Stock and overall market conditions. There can be no assurance that the amounts reflected above will be achieved.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

        The following table lists the number of shares received and the value realized upon exercise of options in 2003 by the persons listed in the Summary Compensation Table. The following also lists the value of unexercised options at December 31, 2003 for those people.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#) Exercisable/Unexercisable	Value of Unexercised In-The-Money Options at Fiscal Year-End ($) Exercisable/Unexercisable

Timothy J. Tegeler	200,000	13,250	100,000/0	0/0

Ernest R. Marx	0	0	260,000/140,000	0/0

William D. Edwards, Jr.	0	0	400,000/300,000	0/0

Employment Contracts

        The Company entered into an employment agreement with Ernest R. Marx on July 1, 2003 for a term of one year. Unless the employment agreement is terminated by Mr. Marx on at least 90 days’ notice, or by the Company for cause or upon Mr. Marx’s death or disability, then the agreement continues on a year-to-year basis. The current base salary under this agreement is $231,600.

        If the agreement is terminated by the Company for other than cause, Mr. Marx is entitled to termination pay equal to his annual base salary payable semi-monthly. Mr. Marx is provided medical and life insurance and other fringe benefits normally accorded the Company’s executives. The Company also will pay or reimburse Mr. Marx for reasonable expenses he incurs in the interest of the Company’s business. Under the agreement, if a change of control of the Company occurs and Mr. Marx is terminated within one year thereafter, Mr. Marx will receive severance pay in a lump sum equal to the greater of his then current annual salary or his annual salary immediately prior to the change of control. Mr. Marx is prohibited from competing with the Company for a period of 18 months after termination of his employment.

PROPOSAL II—AMENDMENT OF SIBONEY
CORPORATION 1997 INCENTIVE STOCK OPTION PLAN

        The Siboney Corporation 1997 Incentive Stock Option Plan (the “Plan”), approved by the shareholders of the Company in May 1997, provides for the granting of stock options to employees of the Company. The Plan seeks to provide additional incentive to valued and trusted employees of the Company by encouraging them to acquire shares of the Company’s Common Stock and thereby increase the interest of those employees in the business of the Company and provide them with an increased personal interest in the success of the Company. All employees of the Company, including members of the Board of Directors who are employees, are eligible to receive options under the Plan. There are approximately 54 employees who are eligible to participate in the Plan.

        The maximum number of shares of Common Stock reserved for issuance under the Plan is 2,400,000 shares, subject to adjustment in the event of any change in the Common Stock through reorganization, merger, recapitalization, stock dividend, stock split or other similar transaction. The Board of Directors has adopted an amendment to the Plan, subject to shareholder approval, which adds an additional 800,000 shares of Common Stock to the 2,400,000 shares of Common Stock currently reserved for issuance under the Plan. The Board determined that this proposed increase is advisable to continue to meet the Plan’s stated goals. The amendment to the Plan makes no changes to the Plan other than increasing the number of shares reserved under the Plan from 2,400,000 shares to 3,200,000 shares, subject to adjustment as described above.

        The Board of Directors administers the Plan. The Board of Directors, as the administrator of the Plan, is authorized in its sole discretion to determine the terms and conditions of all option grants, construe and interpret the Plan, establish, amend and revoke rules and regulations relating to the Plan and correct any defect, omission or inconsistency in the Plan. The Board of Directors may suspend or terminate the Plan or revise or amend it in any respect. However, without approval of the shareholders, no revision or amendment shall materially increase the benefits accruing to employees under the Plan, increase the number of shares of Common Stock which may be issued under the Plan or materially modify the requirements as to eligibility for participation in the Plan.

        The following summary of the Plan is subject to the provisions contained in the complete text.

Description of Plan

        Under the terms of the Plan, employees of the Company will be eligible to receive incentive stock options exercisable for shares of Common Stock, which are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (“Incentive Stock Options”). Incentive Stock Options granted under the Plan entitle the holder to purchase Common Stock at a purchase price established by the Board of Directors, which price shall not be less than the fair market value of the Common Stock on the date of grant; however, if an Incentive Stock Option is granted to an employee who is or would be the beneficial owner of more than 10% of the total combined voting power of all classes of the Company stock, the option price may not be less than 110% of the fair market value of the Common Stock on the date of grant.

        There is no maximum or minimum number of shares for which an Incentive Stock Option may be granted under the Plan; however, for any employee, the aggregate fair market value of Common Stock subject to qualifying Incentive Stock Options that are exercisable for the first time in any calendar year may not exceed $100,000.

        The Board of Directors shall determine the employees to whom Incentive Stock Options will be granted, the times at which such options will be granted, the number of shares subject to such options, the terms of such options and the times at, and conditions under which, such options will become exercisable. Incentive Stock Options will generally not be exercisable after ten years from the date of the grant; however, in the event of the grant of an option to an employee who is or would be the beneficial owner of more than 10% of the total combined voting power of all classes of the Company stock, the term of such option shall not exceed five years. Incentive Stock Options may be granted under the Plan until March 2, 2007.

        The market value of the common stock underlying options granted under the Plan was $430,493, based on an average of the high and low sale prices of common stock on March 17, 2004.

Plan Benefits

        Because benefits under the Plan will depend on the Board’s actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by officers and other employees if the shareholders approve the amendment.

        The following table sets forth the number of Incentive Stock Options that the Board of Directors granted pursuant to the Plan to (1) each of the executive officers named in the Summary Compensation Table, (2) all executive officers as a group and (3) all employees, including all current officers who are not executive officers, as a group:

Name	Number of Options Granted

Timothy J. Tegeler	200,000

Ernest R. Marx	550,000

William D. Edwards, Jr.	500,000

Executive Group	1,475,000

Non-Executive Officer Employee Group	1,607,900

2003 EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plan [excluding securities reflected in column (a)] (c)

Equity compensation	1,793,720	$0.38	210,420
plans approved by security holders

Equity compensation	975,000	$0.23	7,155,000
plans not approved by security holders (1)

Total	2,768,720		7,365,420

______________________________________

(1)	The Company’s 1987 Non-Qualified Stock Option Plan has not been approved by the Company’s security holders. The plan provides for the granting of options to purchase the Company’s common stock to eligible employees, directors, consultants and contractors of the Company. The Board of Directors has full authority and discretion in fixing the purchase price of the stock subject to each option granted. The term of each option granted pursuant to the plan shall not be more than five years from the date of grant.

Federal Income Tax Consequences

        A participant in the Plan will not realize any income at the time Incentive Stock Options are granted. If a participant exercises an Incentive Stock Option and does not sell the shares acquired within two years from the date of the grant of the option or within one year from the date of the exercise of the option, the participant will realize no ordinary income upon the exercise of the option or upon the sale of the shares acquired. A participant will realize only capital gain or loss upon the sale of the shares acquired equal to the difference between the sale price and the purchase price for the shares.

        If a participant disposes of the shares acquired pursuant to an Incentive Stock Option within two years from the date of grant of the option or within one year from the date of exercise of the option, the participant will realize no ordinary income upon the exercise of the option but will realize ordinary income at the time of disposition of the shares equal to the excess, if any, of the lesser of (a) the amount realized on the disposition or (b) the fair market value of the shares on the date of exercise, over the participant’s basis in the shares. The Company generally will be entitled to a deduction in an amount equal to such income in the year of the disqualifying disposition. In addition, the participant must report capital gain or loss upon the sale of the shares acquired equal to the difference between the participant’s adjusted basis in the shares and the sale price. The adjusted basis in the shares is the amount taxed as ordinary income upon the sale of the shares plus the purchase price for the shares.

        Capital gain or loss on the sale of shares will be short-term capital gain or loss if the shares are sold one year or less after the participant exercises an option. The capital gain or loss on shares held for more than one year after exercise of an option will be long-term capital gain or loss.

        Option grants made to participants under the Plan that have fixed exercise prices that are equal to or greater than the fair market value per share on the grant date and that have a fixed number of shares associated with the award will not result in any direct charge to the Company’s reported earnings. However, the fair value of those awards is required to be disclosed in the notes to the Company’s financial statements, and the Company also must disclose, in the notes to its financial statements, the pro forma impact those awards would have upon the Company’s reported earnings and earnings per share were the fair value of those awards at the time of grant treated as a compensation expense over the life of the award.

        Option grants made to participants under the Plan that have fixed exercise prices that are less than the fair market value per share on the grant date and that have a fixed number of shares associated with the award will result in a direct compensation expense in an amount equal to the excess of such fair market value over the exercise or issue price. The expense must be amortized against the Company’s earnings over the period that the options or issued shares are to vest.

        The Financial Accounting Standards Board has initiated a project to consider the appropriate accounting treatment for employee stock options. Accordingly, the foregoing summary of the applicable accounting treatment for options may change substantially.

Recommendation of the Board of Directors

        The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock is required for the adoption of the amendment to the Plan. The Board of Directors recommends a vote “FOR” approval of the amendment to the Plan.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees the financial reporting process for the Company. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

        The audit committee has discussed with the independent auditors the matters required to be discussed by Statements on Accounting Standards (SAS) No. 61.

        The Audit Committee has received from the independent auditors the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In connection with this disclosure, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Alan G. Johnson                     Lewis B. Shepley

INDEPENDENT PUBLIC ACCOUNTANTS

        Rubin, Brown, Gornstein & Co. LLP was the Company’s independent auditor for the year ended December 31, 2003 and has been selected as its independent auditor for 2004. A representative of Rubin, Brown, Gornstein & Co. LLP is expected to attend the annual meeting and will have the opportunity to make a statement, if desired, and respond to appropriate questions from stockholders.

        The following table sets forth the amount of audit fees and all other fees billed or expected to be billed by Rubin, Brown, Gornstein & Co. LLP, the Company’s principal accountant, for the years ended December 31, 2003 and 2002:

	2003	2002

Audit fees (1)	$59,250	$44,750
Audit-related fees (2)	2,000	1,950
Tax fees (3)	4,750	4,600
All other fees (4)	0	6,753

Total Fees	$66,000	$58,053

_________________

(1)	Annual financial statement audit, limited quarterly review services, and review of documents filed with the Securities and Exchange Commission.

(2)	Consultations regarding financial reporting and accounting standards.

(3)	Income tax services, other than those directly related to the audit of the income tax accrual. Includes preparation of tax returns and assistance with tax notices.

(4)	Technical support provided for the Company’s accounting software.

        All fiscal year 2003 audit and non-audit services provided by the independent auditors were pre-approved.

POLICY REGARDING THE APPROVAL OF INDEPENDENT AUDITOR PROVISION
OF AUDIT AND NON-AUDIT SERVICES

        Consistent with Securities and Exchange Commission requirements regarding auditor independence, the Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. Under the policy, the Committee must pre-approve services prior to commencement of the specified service.

ANNUAL REPORT

        The 2003 Annual Report to Stockholders of the Company accompanies this Proxy Statement.

FUTURE PROPOSALS OF SECURITY HOLDERS

        Any stockholder who intends to submit a proposal for inclusion in the proxy statement for the 2005 annual meeting of stockholders pursuant to the applicable rules of the Securities and Exchange Commission must send the proposal to reach the Company’s Corporate Secretary by December 8, 2004. Proposals should be addressed to: Rebecca M. Braddock, Secretary, Siboney Corporation, P.O. Box 221029, St. Louis, Missouri 63122. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company’s executive officers and directors, and persons who own more than ten percent of the Company’s outstanding stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission. To the knowledge of the Company, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with during the year ended December 31, 2003.

MISCELLANEOUS

        The Company will pay the cost of soliciting proxies. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview but will not be compensated for such services. The Company may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to their principals and will reimburse them for their reasonable out-of-pocket expenses.

        Stockholders are urged to mark, sign, date and send in their proxies without delay.

OTHER BUSINESS

        The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment as to the best interests of the Company.

        A copy of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (including related financial statements and schedules but excluding exhibits) is available to stockholders, without charge, upon written request to Rebecca M. Braddock, Secretary, Siboney Corporation, P.O. Box 221029, St. Louis, Missouri 63122.

BY ORDER OF THE BOARD OF DIRECTORS Rebecca M. Braddock, Secretary

      Saint Louis, Missouri
      April 7, 2004

APPENDIX A

Siboney Corporation
Audit Committee Charter

Dated March 8, 2004

Purpose

        The Board of Directors of Siboney Corporation, a Maryland corporation (the “Company”) has appointed an Audit Committee (the “Committee”). The Committee hereby adopts the following Charter.

        The Committee shall have responsibility to oversee the Company’s management and outside auditors in regard to corporate accounting and financial reporting. The Committee has the authority to conduct any investigation it deems appropriate, with full access to all books and records, facilities, personnel and outside advisors of the Company. The Committee is empowered to retain outside counsel, auditors or other experts in its discretion.

        The Committee’s primary role shall be as follows:

•	Assist the Board in overseeing (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements relating to its financial records and reporting, (3) the outside auditor’s qualifications and independence, and (4) the performance of the Company’s internal audit function and outside auditors;

•	Serve as a communications focal point among non-Committee directors, management and the outside auditors with respect to accounting, financial reporting and compliance issues;

•	As required by the applicable rules of the Securities and Exchange Commission, annually prepare a report to shareholders and include any such report in the Company’s annual proxy statement; and

•	Perform other functions as required by law or assigned by the Board.

Organization

        The Committee shall consist of at least two directors, each appointed by the full Board. Each director appointed to the Committee shall:

a)	Be “independent” within the meaning of the New York Stock Exchange Listed Company Manual and the Sarbanes-Oxley Act of 2002 (and regulations issued thereunder), and shall have no relationship with the Company which, in the opinion of the Board, would interfere with the exercise of independent judgment; and

b)	Be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. If a director is not capable of understanding such fundamental financial statements, he or she must become able to do so within a reasonable period of time after appointment to the Committee.

        At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the director’s financial sophistication.

Responsibilities

        The Committee recognizes that the preparation of the Company’s financial statements and other financial information is the responsibility of the Company’s management and that the auditing, or conducting limited reviews, of those financial statements and other financial information is the responsibility of the Company’s outside auditors. The Committee’s responsibility is to oversee the financial reporting process.

        The Company’s management, and its outside auditors, in the exercise of their responsibilities, acquire greater knowledge and more detailed information about the Company and its financial affairs than the members of the Committee. Consequently, the Committee is not responsible for providing any expert or other special assurance as to the Company’s financial statements and other financial information or any professional certification as to the outside auditors’ work, including without limitation their reports on and limited reviews of, the Company’s financial statements and other financial information. The Company’s outside auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders.

        The Committee has direct responsibility to appoint, determine compensation for, retain and oversee the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company (including the resolution of disagreements between management and the auditor regarding financial reporting).

        In carrying out its oversight responsibilities, the Committee shall perform the following duties:

        Relationship with Outside Auditors and Financial Personnel

•	At least annually, obtain and review a report by the outside auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the firm and the Company;

•	Discuss the Company’s annual audited financial statements and quarterly financial statements with management and the outside auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations;"

•	Discuss the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

•	Review with the outside auditors any audit problems or difficulties and management’s response;

•	Set clear hiring policies for employees or former employees of the outside auditors;

•	Consult on the selection and activities of the outside auditors:

•	Recommend the appointment of outside auditors;

•	Pre-approve all audit and non-audit services or establish detailed policies and procedures for the pre-approval of all audit and non-audit services;

•	Review non-audit services provided by the outside auditors to determine what effect, if any, these services may have on their independence; and

•	Review the scope and fees of audit and non-audit services provided by the outside auditors.

•	Review with the chief financial officer and the outside auditors the coordination of the audit effort to assure completeness of coverage and the effective use of audit resources;

•	Review the following:

•	Major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies;

•	Analyses prepared by management and/or the outside auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

•	The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and

•	The type and presentation of information to be included in earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as review any financial information and earnings guidance provided to analysts and rating agencies;

•	Review and concur in the appointment, replacement, reassignment or dismissal of the chief financial officer;

•	Discuss policies with respect to risk assessment and risk management;

•	Periodically review the Company’s Senior Executive Code of Ethics;

        Meetings

•	Meet at least four times annually, with additional meetings held as necessary. The Committee shall request that members of management and representatives of the outside auditors participate in the meetings.

•	Meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with outside auditors;

•	Committee members may attend meetings in person, by telephone conference or similar communications equipment, or as otherwise permitted by law;

        Other

•	Review and reassess the adequacy of the Audit Committee Charter and evaluate the performance of the Committee at least once annually, with the assistance of counsel and the outside auditors;

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

•	Review significant accounting, reporting, regulatory or industry developments affecting the Company, including the potential impact of new accounting pronouncements or reporting practices;

•	Determine and cause the Company to provide for appropriate funding for the payment of compensation to the outside auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company; compensation to any advisers employed by the Committee; and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties;

•	Periodically report to the Board on significant results of the foregoing activities; and

•	Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

325 N. Kirkwood Road, Suite 300 • P.O. Box 221029 • Saint Louis, Missouri 63122 • www.siboney.com

Appendix A

AMENDMENT TO THE SIBONEY CORPORATION
1997 INCENTIVE STOCK OPTION PLAN

        The Siboney Corporation 1997 Incentive Stock Plan (“Plan”) was adopted by the Board of Directors of Siboney Corporation (“Company”) on March 3, 1997, and approved by the Company’s shareholders on May 8, 1997. Paragraph 15 of the Plan provides that the Board may amend the Plan; provided that any amendment to the Plan shall be approved by a majority of the shareholders of the Company if the amendment would increase the number of shares of Stock which may be issued under the Plan.

        In May 2000, the Plan was amended to increase the number of shares authorized thereunder from 800,000 shares to 1,600,000 shares. In May 2002, the Plan was amended to increase the number of shares authorized thereunder from 1,600,000 to 2,400,000 shares and to further clarify certain provisions of the plan. The Company now wishes to amend the Plan to further increase the number of shares authorized thereunder.

        NOW, THEREFORE, the Plan is hereby amended as follows:

        Paragraph 3 of the Plan is hereby amended to increase the number of shares of $.10 par value common stock of the Company that may be issued pursuant to Options granted under the Plan from Two Million Four Hundred Thousand (2,400,000) shares to Three Million Two Hundred Thousand (3,200,000) shares.

        This Amendment shall become effective upon adoption by the Board and approval of the increase in authorized shares by the Company’s shareholders; provided that prior to approval by the Company’s shareholders but after adoption by the Board, Options may be granted under the Plan subject to obtaining such approval.

SIBONEY CORPORATION
1997 INCENTIVE STOCK OPTION PLAN
(as amended)

1. Purpose of the Plan

        The Siboney Corporation 1997 Incentive Stock Option Plan (“Plan”) is intended to provide additional incentive to certain valued and trusted employees of Siboney Corporation, a Maryland corporation (the “Company”), by encouraging them to acquire shares of the $.10 par value common stock of the Company (the “Stock”) through options to purchase Stock granted under the Plan (“Options”). The purpose for granting such Options and making the purchase of the Stock possible is to increase the proprietary interest of such employees in the business of the Company and provide them with an increased personal interest in the continued success and progress of the Company. The intended result is to promote the interests of both the Company and its shareholders.

        Options granted under the Plan are intended to qualify as “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Each employee granted an Option will receive and be required to accept a Stock Option Agreement with the Company (the “Option Agreement”), which sets forth the terms and conditions of the Option, in accordance with this Plan.

2. Administration of Plan

        The Plan will be administered by the Board of Directors of the Company (the “Board”).

        The Board shall have the sole power:

        (a)        subject to the provisions of the Plan, to determine the terms and conditions of all Option Agreements; to construe and interpret the Plan and Options granted under it; to determine the time or times an Option may be exercised, the number of shares as to which an Option may be exercised at any one time, and when an Option may terminate; to establish, amend and revoke rules and regulations relating to the Plan and its administration; and to correct any defect, supply any omission, or reconcile any inconsistency in the Plan, or in any Option Agreement, in a manner and to the extent it shall deem necessary, all of which determinations and interpretations made by the Board shall be conclusive and binding on all Optionees and on their legal representatives and beneficiaries; and

        (b)        to determine all questions of policy and expediency that may arise in the administration of the Plan and generally exercise such powers and perform such acts as are deemed necessary or expedient to promote the best interests of the Company.

        The Board may vary the terms and provisions of the individual Option Agreements in its discretion.

3. Shares Subject to the Plan

        Subject to the provisions of paragraph 13, the Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate Two Million Four Hundred Thousand (2,400,000) shares of $.10 par value common stock of the Company. If any Options granted under the Plan terminate, expire or are surrendered without having been exercised in full, the number of shares of

Stock not purchased under such Options shall be available again for the purpose of the Plan. The Stock to be offered for purchase upon the grant of an Option may be authorized but unissued Stock or Stock previously issued and outstanding and reacquired by the Company.

4. Persons Eligible for Options

        All employees of the Company, including employees who are members of the Board, shall be eligible to receive the grant of Options under the Plan. The Board shall determine the employees to whom Options shall be granted, the time or times such Options shall be granted, the number of shares to be subject to each Option and the times when each Option may be exercised. The Board shall seek information, advice and recommendations from management to assist the Board in its independent determination as to the employees to whom Options shall be granted. An employee who has been granted an Option (an “Optionee”), if he or she is otherwise eligible, may be granted additional Options.

5. Purchase Price

        The purchase price of each share of Stock covered by each Option (“Purchase Price”) shall not be less than one hundred percent (100%) of the Fair Market Value Per Share (as defined below) of the Stock on the date the Option is granted. However, if and when an Option is granted the Optionee receiving the Option owns or will be considered to own, by reason of Section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the purchase price of the Stock covered by the Option shall not be less than one hundred and ten percent (110%) of the Fair Market Value Per Share of the Stock on the date the Option is granted.

        “Fair Market Value Per Share” of the Stock shall mean: (i) if the Stock is traded only otherwise than on a securities exchange and is quoted on the National Association of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”), the closing quoted selling price of the Stock on the date of grant of the Option, as reported by the Wall Street Journal; (ii) if the Stock is admitted to trading on a securities exchange, the closing quoted selling price of the Stock on the date of grant of the Option, as reported in the Wall Street Journal; or (iii) if the Stock is traded only otherwise than on a securities exchange and is not quoted on NASDAQ, the closing quoted price of the Stock on the date of grant of the Option as quoted on the NASDAQ OTC Bulletin Board. In any case, if there were no sales or quoted market of the Stock on the date of the grant of an Option, the Fair Market Value Per Share shall be determined by the Board in accordance with Section 20.2031-2 of the Federal Estate Tax Regulations.

6. Duration of Options

        Any outstanding Option and all unexercised rights thereunder shall expire and terminate automatically upon the earliest of: (i) the cessation of the employment or engagement of the Optionee by the Company for any reason other than retirement (under normal Company policies), death or disability; (ii) the date which is three months following the effective date of the Optionee’s retirement from the Company’s service; (iii) the date which is one year following the date on which the Optionee’s service with the Company ceases due to death or disability; (iv) the date of expiration of the Option determined by the Board at the time the Option is granted and specified in such Option; or (v) the tenth (10th) annual anniversary date of the granting of the Option, or, if when an Option is granted the Optionee owns (or would be considered to own by reason of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, then on the fifth (5th) such anniversary. However, the Board shall have the right, but not the obligation, to extend the expiration of the Options held by an Optionee whose service with the Company has ceased for any reason to the end of their original terms, notwithstanding that such Options may no longer qualify as ISOs under the Code.

7. Exercise of Options

        (a)        An Option may be exercisable in installments or otherwise upon such terms as the Committee shall determine when the Option is granted. In the event that an Option is exercisable only in installments and the Optionee has been employed by the Company for five or more years as of the date such Option was granted, such Option shall become fully exercisable upon the termination of employment of the Optionee by reason of death or disability.

        (b)        No Option will be exercisable (and any attempted exercise will be deemed null and void) if such exercise would create a right of recovery for “short-swing profits” under Section 16(b) of the Securities Exchange Act of 1934.

        (c)        No Option will become exercisable if the exercisability of such Option would cause the aggregate fair market value (as determined at the time of grant in accordance with the provisions of paragraph 5 hereof) of the Stock with respect to which Option issued by the Company are first exercisable during such calendar year to exceed $100,000. If the grant of an Option hereunder would cause a violation of the foregoing limitation, the exercisability of the portion of the Option granted hereunder shall be reduced to the extent necessary such that no violation of the foregoing limitation will occur. Any Option with respect to which exercisability has been deferred shall become first exercisable on the first day of the calendar year in which such exercisability would not cause a violation of the limitations contained in Section 422(b)(7) of the Code; provided, however, if the exercisability is required to be deferred beyond the expiration of such Option, the grant of such Option shall be null and void. Notwithstanding the preceding, in the event that the acceleration of exercisability pursuant to subparagraph 7(a) or subparagraph 13(b) results in an Optionee exceeding the $100,000 limitation, the Option(s) shall nevertheless be exercisable and Options in excess of the limitation amount shall be nonqualified stock options.

8. Method of Exercise

        (a)        When the right to purchase shares accrues, Options may be exercised by giving written notice to the Company stating the number of shares for which the Option is being exercised, accompanied by payment in full by cash or its equivalent, as is acceptable to the Company, of the purchase price for the shares being purchased. The Company shall issue a separate certificate or certificates of Stock for each Option exercised by an Optionee.

        (b)        In the Board’s discretion, determined at the time an Option is granted, payment of the purchase price for shares may be made to the Company: (i) in cash or by check payable and acceptable to the Company; (ii) subject to the approval of the Board, by tendering to the Company shares of Stock owned by the Optionee having an aggregate Market Value Per Share as of the date of exercise that is not greater than the full Purchase Price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the Purchase Price as provided in (i) above; or (iii) subject to the approval of the Board and to such instructions as the Board may specify, at the Optionee’s written request the Company may deliver certificates for the shares of Stock for which the Option is being exercised to a broker for sale on behalf of the Optionee, provided that the Optionee has irrevocably instructed such broker to remit directly to the Company on the Optionee’s behalf the full amount of the Purchase Price from the proceeds of such sale. In the event that the Optionee elects to make payment as allowed under clause (ii) above, the Board may, upon confirming that the Optionee owns the number of shares of Stock being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the Optionee (or not require surrender of) the certificate for the shares of Stock being tendered upon the exercise. Payment instruments will be received subject to collection.

        (c)        Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of any shares for such period as may be required for the Company, with reasonable diligence, to comply with any applicable listing requirements of any securities exchange or the National Association of Securities Dealers, Inc. or any federal, state or local law. If the Optionee, or other person entitled to exercise an Option, fails to timely accept delivery of and pay for the shares specified in such notice, the Option Committee shall have the right to terminate the Option and the exercise thereof with respect to such shares.

9. Nontransferability of Options

        No Option granted under the Plan shall be assignable or transferable by the Optionee, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and, during the lifetime of the Optionee, shall be exercisable only by the Optionee.

10. Continuance of Employment

        Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any Optionee any rights with respect to the continuation of employment by the Company or interfere in any way with the right of the Company (subject to the terms of any separate employment agreement to the contrary) at any time to terminate such employment or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the granting of any Option.

11. Restrictions on Shares

        If the Company shall be advised by counsel that certain requirements under federal or state securities laws must be met before Stock may be issued under the Plan, the Company shall notify all persons who have been issued Options, and the Company shall have no liability for the failure to issue Stock under any exercise of Options because of any delay while such requirements are being met or the inability of the Company to comply with such requirements.

12. Privilege of Stock Ownership

        No person entitled to exercise any Option granted under the Plan shall have the rights or privileges of a stockholder of the Company for any shares of Stock issuable upon exercise of such Option until such person has become the holder of record of such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date on which such person becomes the holder of record, except as provided in paragraph 13.

13. Adjustment

        (a)        If the number of outstanding shares of Stock are increased or decreased, or such shares are exchanged for a different number or kind of shares or securities of the Company, through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, combination of shares, or other similar transaction, the aggregate number of shares of Stock subject to the Plan, as provided in paragraph 3, and the shares of Stock subject to issued and outstanding Options under the Plan shall be appropriately and proportionately adjusted by the Board. Any such adjustment in an outstanding Option shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security covered by the Option.

        (b)        Notwithstanding paragraph (a), upon: (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger or consolidation of the Company with one or more corporations in which the Company is not the surviving corporation, (iii) a sale of substantially all of the assets of the Company or (iv) the transfer of more than 80% of the then outstanding Stock of the Company to another entity or person, in a single transaction or series of transactions, the Board shall accelerate the time in which any outstanding Options granted under the Plan may be exercised to a time prior to the consummation of the transaction, and the Plan shall terminate upon such consummation of the transaction. However, the acceleration of the time of exercise of such Options and the termination of the Plan shall not occur if provision is made in writing in connection with the transaction, in a manner acceptable to the Board, for: (A) the continuance of the Plan and assumption of outstanding Options, or (B) the substitution for such Options of new options to purchase the stock of a successor corporation (or parent or subsidiary thereof), with appropriate adjustments as to number and kind of shares and option price. The Board shall have the authority to amend this paragraph to provide for a requirement that a successor corporation assume any outstanding Options.

        (c)        Adjustments under this paragraph 13 shall be made by the Board, whose determination as to what adjustments shall be made, and the extent thereof shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan or in connection with any such adjustment.

14. Investment Purpose

        Each Option granted hereunder may be issued on the condition that any purchase of Stock by the exercise of an Option which is not the subject of a registration statement permitting the sale or other distribution thereof shall be for investment purposes and not with a view to resale or distribution (the “Restricted Stock”). If requested by the Company, each Optionee must agree, at the time of the purchase of any Restricted Stock, to execute an “investment letter” setting forth such investment intent in the form acceptable to the Company and must consent to any stock certificate issued to him thereunder bearing a restrictive legend setting forth the restrictions applicable to the further resale, transfer or other conveyance thereof without registration under the Securities Act of 1933, as amended, and under the applicable securities or blue sky laws of any other jurisdiction (together, the “Securities Laws”), or the availability of exemptions from registration thereunder and to the placing of transfer restrictions on the records of the transfer agent for such stock. No Restricted Stock may thereafter be resold, transferred or otherwise conveyed unless:

                     (1)        an opinion of the Optionee’s counsel is received, in form and substance satisfactory to counsel for the Company, that registration under the Securities Laws is not required; or

                     (2)        such Stock is registered under the applicable Securities Laws; or

                     (3)        a “no action” letter is received from the staff of the Securities and Exchange Commission and from the administrative agencies administering all other applicable securities or blue sky laws, based on an opinion of counsel for Optionee, in form and substance reasonably satisfactory to counsel for the Company, advising that registration under the Securities Laws is not required.

15. Amendment and Termination of Plan

        (a)        The Board may, from time to time, with respect to any shares at the time not subject to Options, suspend or terminate the Plan or amend or revise the terms of the Plan; provided that any amendment to the Plan shall be approved by a majority of the shareholders of the Company if the amendment would: (i) materially increase the benefits accruing to participants under the Plan; (ii) increase the number of shares of Stock which may be issued under the Plan, except as provided under the provisions of paragraph 13; or (iii) materially modify the requirements as to eligibility for participation in the Plan.

        (b)        Subject to the provisions of paragraph 13, the Plan shall terminate ten (10) years from the earlier of the adoption of the Plan by the Board or its approval by the shareholders.

        (c)        Subject to the provisions of paragraph 13, no amendment, suspension or termination of this Plan shall, without the consent of each Optionee, alter or impair any rights or obligations under any Option granted to such Optionee under the Plan.

16. Effective Date of Plan

        The Plan shall become effective upon adoption by the Board and approval by the Company’s shareholders; provided, however, that prior to approval of the Plan by the Company’s shareholders but after adoption by the Board, Options may be granted under the Plan subject to obtaining such approval.

17. Term of Plan

        No Option shall be granted under the Plan after ten (10) years from the earlier of the date of adoption of the Plan by the Board or the date of approval by the Company’s shareholders.

SIBONEY CORPORATION
Annual Meeting to be held

May 12, 2004
11:00 a.m.
The Frontenac Hilton Hotel
1335 South Lindbergh Blvd.
St. Louis, MO 63131

IMPORTANT

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE POSTPAID ENVELOPE PROVIDED.

NO MATTER HOW MANY SHARES YOU OWN, IT IS IMPORTANT THAT YOU VOTE SO THAT YOUR COMPANY CAN SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO STOCKHOLDERS WHO HAVE NOT RESPONDED.

        Please detach here and return the bottom portion of this proxy in the enclosed reply envelope.

        The undersigned hereby acknowledges receipt of the Company’s Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 7, 2004, and the 2003 Annual Report to Stockholders of the Company.

Date ______________, 2004	______________________________________ Signature of Stockholder	______________________________________ Signature if held jointly

Please sign exactly as name appears below. If more than one person holds the power to vote the same shares, any one of them may sign this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please check your address and zip code and note any corrections on the address label.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
SIBONEY CORPORATION
2004 ANNUAL STOCKHOLDERS’ MEETING

        The undersigned stockholder of SIBONEY CORPORATION, a Maryland corporation, hereby appoints Timothy J. Tegeler and Rebecca M. Braddock, or either of them, with full power of substitution, the true and lawful attorney and proxy of the undersigned, to represent the undersigned at the annual meeting of the stockholders of SIBONEY CORPORATION, to be held at the Frontenac Hilton Hotel, 1335 South Lindbergh Blvd., St. Louis, Missouri 63131, on Wednesday, May 12, 2004, at 11:00 a.m., and at any adjournment thereof, and to vote, according to the number of votes the undersigned would be entitled to vote if personally present, upon the following matters:

Proposal I: Election of Directors	☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

        Rebecca M. Braddock, William D. Edwards, Jr., Alan G. Johnson, Ernest R. Marx, Lewis B. Shepley and Timothy J. Tegeler.
Instructions: To withhold authority to vote for any individual nominee, print that nominee’s name on the line provided below.

Proposal II: Approval of amendment to the Siboney Corporation 1997 Incentive Stock Option Plan, as amended, as described in the proxy statement

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.     In their discretion with respect to the transaction of such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL I and FOR PROPOSAL II.